CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 20, 2015, relating to the financial statements and financial highlights which appear in the December 31, 2014 Annual Report to Shareholders of Legg Mason BW Global Opportunities Bond Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 20, 2015, relating to the financial statements and financial highlights which appear in the December 31, 2014 Annual Report to Shareholders of QS Batterymarch U.S. Small Capitalization Equity Fund one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 20, 2015, relating to the financial statements and financial highlights which appear in the December 31, 2014 Annual Report to Shareholders of Legg Mason BW International Opportunities Bond Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015